EXHIBIT 99.0


RCH    Rachlin Cohen & Holtz LLP
       Certified Public Accountants & Consultants



May 29, 2003

Mr. Soloman Lam, President
Newport International Group, Inc.
11863 Wimbeldon Circle, #418
Wellington, Florida  33414

Dear Mr. Lam:

This is to confirm that the client-auditor relationship between Newport International Group, Inc. (Commission File Number 0-30587) and Rachlin Cohen & Holtz LLP has ceased.

Sincerely,

/S/ RACHLIN COHEN & HOLTZ LLP
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Rachlin Cohen & Holtz LLP

cc:    Office of the Chief Accountant
       SECPS Letter File
       Securities and Exchange Commission
       Mail Stop 9-5
       450 Fifth Street, N.W.
       Washington, D.C. 20549